UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 16, 2021, TransAct Technologies Incorporated (“TransAct”) closed its previously announced underwritten public offering (the “Offering”). TransAct sold an aggregate of 732,500 shares of common stock, $.01 par value per share (the “Shares”), at a public offering price of $14.50 per Share. The Shares were issued and sold pursuant to an underwriting agreement, dated August 12, 2021 (the “Underwriting Agreement”) between TransAct and Roth Capital Partners, LLC, as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Shares are being sold to the Underwriters at a discount of 6% to the public offering price, and TransAct has agreed to reimburse the Underwriters for certain fees and expenses. The anticipated net proceeds of approximately $9.8 million from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by TransAct, are expected to be used for working capital and other general corporate purposes, which may include funding the further development of TransAct’s food service technology business and related sales, marketing and product development efforts, technology improvements and personnel costs in support of TransAct’s growth strategy. Under the terms of the Underwriting Agreement, TransAct granted the Underwriters a 30-day over-allotment option to purchase up to an additional 109,875 shares of its common stock at the public offering price, less the underwriting discounts and commissions.

The Underwriting Agreement included customary representations, warranties and covenants of the parties, and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, TransAct has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriter may be required to make in respect of these liabilities.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-248055) filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2020 and declared effective on August 21, 2020 and an additional registration statement on Form S-3 (File No. 333-258738) filed with the SEC on August 11, 2021 pursuant to Rule 462(b) promulgated under the Securities Act , which became immediately effective upon filing. A final prospectus supplement and accompanying base prospectus relating to the Offering were filed with the SEC on August 13, 2021.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the legal opinion of Day Pitney LLP relating to the legality of the Shares is filed herewith as Exhibit 5.1.

Forward-Looking Statements

Certain statements in this report include forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan” or “continue,” or the negative thereof, or other similar words. All forward-looking statements involve risks and uncertainties, including, but not limited to, the adverse effects of the COVID-19 pandemic, related vaccination rates and the emergence of virus variants on TransAct’s business, operations, financial condition, results of operations and capital resources, including as a result of supply chain disruptions, shutdowns and/or operational restrictions imposed on TransAct’s customers, an inability of customers to make payments on time or at all, diversion of management attention, necessary modifications to business practices and operations, cost cutting measures that TransAct has made and may continue to make, a possible future reduction in the value of goodwill or other intangible assets, inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions, price increases or decreased availability of component parts or raw materials, exchange rate fluctuations, volatility of and decreases in trading prices of the TransAct common stock and the availability of needed financing on acceptable terms or at all; the ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; reliance on an unrelated third party to develop, maintain and host certain web-based food service application software and develop and maintain selected components of TransAct’s downloadable software applications pursuant to a non-exclusive license agreement, and the risk that interruptions in TransAct’s relationship with that third party could materially impair TransAct’s ability to provide services to food service technology customers on a timely basis or at all and could require substantial expenditures to find or develop alternative software products; the ability to successfully transition the business into the food service technology market; the ability to fully remediate a previously disclosed material weakness in internal control over financial reporting; risks associated with potential future acquisitions; general economic conditions; dependence on contract manufacturers for the assembly of a large portion of TransAct’s products in Asia; dependence on significant suppliers; TransAct’s ability to recruit and retain quality employees as it grows; dependence on third parties for sales outside the United States; dependence on technology licenses from third parties; marketplace acceptance of new products; risks associated with foreign operations; the availability of third-party components at reasonable prices; price wars or other significant pricing pressures affecting TransAct’s products in the United States or abroad; increased product costs or reduced customer demand for TransAct’s products due to changes in U.S. policy that may result in trade wars or tariffs; TransAct’s ability to protect intellectual property; the effect of the United Kingdom’s withdrawal from the European Union; and other risk factors detailed in TransAct’s Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed with the SEC. Actual results may differ materially from those discussed in, or implied by, the forward-looking statements. The forward-looking statements speak only as of the date of this report, and TransAct assumes no duty to update them to reflect new, changing or unanticipated events or circumstances, except as required by applicable law.

Item 8.01	Other Events.

On August 11, 2021, TransAct issued a press release announcing the commencement of the Offering. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On August 12, 2021, TransAct issued a press release announcing the pricing of the Offering. The press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

On August 16, 2021, TransAct issued a press release announcing the completion of the Offering. The press release is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement between TransAct Technologies Incorporated and Roth Capital Partners, LLC, as representative, dated August 12, 2021

5.1	Opinion of Day Pitney LLP

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1)

99.1	Press Release dated August 11, 2021 regarding commencement of public offering

99.2	Press Release dated August 12, 2021 regarding pricing of public offering

99.3	Press Release dated August 16, 2021 regarding completion of public offering

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: August 16, 2021